Exhibit 99.3


[OBJECT OMITTED] Countrywide sm                    Computational Materials for
-------------------------------         Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                  Series 2004-13
A Countrywide Capital Markets
Company

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


   Class AV and Floating Rate Subordinate Available Funds Rate Schedule (1)

-----------------------------------------------     ---------------------------------------------
             Available Funds    Available Funds                  Available Funds    Available
Period           Rate (%)           Rate (%)        Period           Rate (%)      Funds Rate (%)
------       ---------------    ---------------     ------       ---------------   --------------
                  (2)               (3)                               (2)               (3)
   1             7.625             7.625              47             8.476             10.500
   2             6.395             8.500              48             8.759             10.500
   3             7.080             8.500              49             8.477             11.500
   4             6.395             8.500              50             8.477             11.500
   5             6.608             8.500              51             9.385             12.171
   6             6.394             8.500              52             8.477             11.500
   7             6.607             8.500              53             8.759             11.500
   8             6.394             8.500              54             8.477             11.500
   9             6.394             8.500              55             8.759             12.682
  10             6.607             8.500              56             8.477             12.273
  11             6.394             8.500              57             8.477             12.273
  12             6.607             8.500              58             8.759             12.682
  13             6.394             8.500              59             8.477             12.275
  14             6.394             8.500              60             8.759             12.708
  15             7.078             8.500              61             8.477             13.028
  16             6.393             8.500              62             8.477             13.028
  17             6.606             8.500              63             9.385             14.424
  18             6.393             8.500              64             8.477             13.028
  19             6.606             8.500              65             8.759             13.463
  20             6.393             8.500              66             8.477             13.029
  21             6.397             8.500              67             8.760             13.463
  22             6.612             8.500              68             8.477             13.029
  23             6.423             8.500              69             8.477             13.029
  24             6.780             8.500              70             8.760             13.463
  25             6.561             9.500              71             8.477             13.029
  26             6.558             9.500              72             8.760             13.463
  27             7.250             9.500              73             8.477             13.029
  28             6.548             9.500              74             8.477             13.029
  29             6.767             9.500              75             9.385             14.425
  30             6.552             9.500              76             8.477             13.029
  31             6.778             9.500              77             8.760             13.463
  32             6.560             9.500              78             8.477             13.029
  33             6.560             9.500            ---------------------------------------------
  34             6.779             9.500
  35             6.566             9.500
  36             6.855             9.500
  37             8.069             10.500
  38             8.069             10.500
  39             8.626             10.500
  40             8.069             10.500
  41             8.339             10.500
  42             8.076             10.500
  43             8.758             10.500
  44             8.476             10.500
  45             8.476             10.500
  46             8.758             10.500
-----------------------------------------------



(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 2.350%, 6-Month LIBOR stays at 2.631%, the collateral is run at the Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the Corridor Contract.

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Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


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